                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 1998
                                                           -------------

                         First Alliance Mortgage Company
                                  on behalf of
                   First Alliance Mortgage Loan Trust 1998-2
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        California                  333-44585-03                95-2944875
----------------------------    --------------------       -------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)              Identification
                                        No.)

                       c/o First Alliance Mortgage Company
                            Attention: Brian Chisick
                                 President & CEO
                             17305 Von Karman Avenue
                                Irvine, CA 92614
                    -----------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (949)224-8500

                                 Not Applicable
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.      Other Events.

            Information relating to the distributions to Certificateholders for the July 1998 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1998-2, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1998 between First Alliance Mortgage Company as Servicer, and Chase Manhattan Bank, as trustee.

Item 7.      Exhibit.

           Monthly Report for the July 1998 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1998-2, Class A issued by the First Alliance Mortgage Loan Trust 1998-2.

--------------------------------------------------------------------------------
                        FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                 SERIES 1998-2
================================================================================


DISTRIBUTION:           20-Jul-98

-------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL      BEGINNING                                                      ENDING                         ENDING
          NOTE          NOTE        PRINCIPAL        INTEREST         TOTAL           NOTE       SUBORDINATION     PRINCIPAL
CLASS    BALANCE       BALANCE     DISTRIBUTION     DISTRIBUTION   DISTRIBUTION      BALANCE        AMOUNT          BALANCE
------------------------------------------------------------------------------------------------------------------------------------
FIXED
NOTE    70,000,000.00   70,000,000.00    750,275.30   380,333.33     1,130,608.63    69,249,724.70   148,979.58     69,398,704.28

ARMS
NOTE    30,000,000.00   30,000,000.00    628,419.34   116,325.00       744,744.34    29,371,580.66    87,967.24     29,459,547.90

CERT        N/A            N/A                 0.00         0.00             0.00       N/A              N/A              N/A
====================================================================================================================================
TOTALS 100,000,000.00  100,000,000.00  1,378,694.64   496,658.33     1,875,352.97    98,621,305.36   236,946.82     98,858,252.18
====================================================================================================================================


FACTOR INFORMATION PER $1,000

-------------------------------------------------       ---------------------------------
        PRINCIPAL      INTEREST       ENDING NOTE                 INIT NOTE     CURR NOTE
CLASS  DISTRIBUTION  DISTRIBUTION       BALANCE         CLASS        RATE          RATE
-------------------------------------------------       ---------------------------------
FIXED                                                   FIXED
NOTE   10.71821862    5.43333329     989.28178138       NOTE       6.52000%      6.52000%

ARMS                                                    ARMS
NOTE   20.94731133    3.87750000     979.05268867       NOTE       5.81625%      5.81625%

CERT       N/A            N/A             N/A           CERT         N/A           N/A
==========================================================================================

--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                 SERIES 1998-2
================================================================================

DISTRIBUTION:      20-Jul-98

SECTION 3.8(a)(ii)   TOTAL PRINCIPAL DISTRIBUTION


                       -----------------------------------------------------------------------------------
                                                  PREPAYMENTS &
                                     PREPAID       PREFUNDING
                       SCH. PRIN.  INSTALLMENTS  ACCT. REMAINDER  LIQUIDATIONS   SUB. INCREASE   SUB RED.
                       -----------------------------------------------------------------------------------
FIXED RATE NOTE        35,379.80       0.00       566,449.43          0.00        148,446.07       0.00
ADJUSTABLE RATE NOTE   14,759.09       0.00       526,208.18          0.00         87,452.07       0.00
                       -----------------------------------------------------------------------------------


SECTION 3.8 (a)(v)    INSURED PAYMENT                            FIXED RATE NOTE                  0.00
                                                            ADJUSTABLE RATE NOTE                  0.00

SECTION 3.8 (a)(vii)  LOAN PURCHASE PRICES                           FIXED RATE NOTE              0.00
                                                            ADJUSTABLE RATE NOTE            135,192.94

                      SUBSTITUTION AMOUNTS                           FIXED RATE NOTE              0.00
                                                            ADJUSTABLE RATE NOTE                  0.00

SECTION 3.8 (a)(viii) SUBORDINATION REDUCTION AMOUNT                 FIXED RATE NOTE              0.00
                                                            ADJUSTABLE RATE NOTE                  0.00

SECTION 3.8 (a)(ix)   CURRENT REALIZED LOSSES                        FIXED RATE NOTE              0.00
                                                            ADJUSTABLE RATE NOTE                  0.00

                      CUMULATIVE REALIZED LOSSES                     FIXED RATE NOTE              0.00
                                                            ADJUSTABLE RATE NOTE                  0.00


SECTION 3.8 (a)(x)                                                        NUMBER      LOAN BALANCE
                                                                          ------      ------------
FIXED RATE NOTE      LOANS BOUGHT BACK PURSUANT TO SECTION 2.4
                                         CURRENT                                  0          0.00
                                         CUMULATIVE                               0          0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 2.6
                                         CURRENT                                  0          0.00
                                         CUMULATIVE                               0          0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 4.10
                                         CURRENT                                  0          0.00
                                         CUMULATIVE                               0          0.00

ADJUSTABLE RATE NOTE LOANS BOUGHT BACK PURSUANT TO SECTION 2.4
                                         CURRENT                                  0          0.00
                                         CUMULATIVE                               0          0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 2.6
                                         CURRENT                                  0          0.00
                                         CUMULATIVE                               0          0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 4.10
                                         CURRENT                                  0          0.00
                                         CUMULATIVE                               0          0.00


SECTION 3.8 (a)(xi)  AVAILABLE FUNDS CAP CARRY-FORWARD AMOUNT
                                                           FIXED RATE NOTE                   0.00


--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                 SERIES 1998-2
================================================================================

DISTRIBUTION:      20-Jul-98


SECTION 3.8(b)(i) DELINQUENT MORTGAGE LOANS (includes loans in foreclosure and bankruptcy):



                      -----------------------------------------------------
                                              AGGREGATE
FIXED RATE NOTE       CATEGORY    NUMBER     LOAN BALANCE  PERCENTAGE
                      -----------------------------------------------------
                      30-59 DAYS     5       376,876.44       0.54%
                      60-89 DAYS     0          0.00          0.00%
                       90 + DAYS     2       244,373.90       0.35%
                      -----------------------------------------------------


                      -----------------------------------------------------
                                              AGGREGATE
VARIABLE RATE NOTE    CATEGORY    NUMBER     LOAN BALANCE  PERCENTAGE
                      -----------------------------------------------------
                      30-59 DAYS     1        35,000.00       0.12%
                      60-89 DAYS     1        99,000.00       0.34%
                       90 + DAYS     0           0.00         0.00%
                      -----------------------------------------------------

SECTION 3.8(b)(ii)   LOANS IN FORECLOSURE (included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
FIXED RATE NOTE                     3        361,327.40       0.52%
VARIABLE RATE NOTE                  1         35,000.00       0.12%
                               --------------------------------------------

SECTION 3.8(b)(iii)  LOANS IN BANKRUPTCY (included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
FIXED RATE NOTE                     4        357,730.27       0.52%
ADJUSTABLE RATE NOTE                0              0.00       0.00%
                               --------------------------------------------

SECTION 3.8(b)(iv)   REO PROPERTIES (not included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
FIXED RATE NOTE                     0         0.00           0.00%
VARIABLE RATE NOTE                  0         0.00           0.00%
                               --------------------------------------------

SECTION 3.8(b)(vi)   BOOK VALUE OF REO PROPERTY         FIXED RATE NOTE     0.00
                                                    VARIABLE RATE NOTE      0.00

                                    SIGNATURE
                                    ---------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                First Alliance Mortgage Loan Trust 1998-2
                                ------------------------------------------
                                            (Registrant)

                                By: First Alliance Mortgage Company
                                   ---------------------------------------
                                             (Servicer)

Date:  August 20, 1998          By: /s/ Brian Chisick
       ------------------          ---------------------------------------

                                Name:   Brian Chisick
                                     -------------------------------------
                                        President and
                                Title:  Chief Executive Officer
                                      ------------------------------------